Exhibit 99.1

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[LOGO]

3Com Secure Converged Networks

Bruce Claflin, President and CEO

Don Halsted, EVP and CFO

[LOGO]

Safe Harbor

This presentation contains forward-looking statements within the meaning of the federal securities laws.  These statements include, without limitation, statements regarding:

•                  modest growth in overall IT spending in the United States with higher growth in spending on security and voice products;

•                  expectations about revenue trends in certain sectors of the managed switching market;

•                  expectations about the growth in spending on secure networks and in-line intrusion prevention systems;

•                  expectations about the growth in spending on voice products;

•                  our approach to building secure converged networks, including our anticipated acquisition of TippingPoint Technologies, Inc.;

•                  changes to our channel partner programs;

•                  the performance and effectiveness of TippingPoint’s products;

•                  the advantages to TippingPoint Technologies, Inc. of our acquiring the company, including advantages related to their access to our international channels, their ability to leverage products into the SMB market and our networking heritage;

•                  the advantages to our company related to our acquisition of TippingPoint, including advantages related to our access to TippingPoint’s technology which we believe is a critical component in creating secure converged networks;

•                  the expected aggregate purchase price that we will pay for TippingPoint, including the amount of the cash payment and the value of the TippingPoint stock options assumed by us;

•                  the amount of cash and short term investments we will have following the acquisition of TippingPoint;

•                  expected synergies related to our anticipated acquisition of TippingPoint, including those related to our international operations and channel structure, TippingPoint’s access to the SMB market and integration of TippingPoint’s products with ours;

•                  our objective of becoming profitable through growth in our revenues, by gaining market share in switching products and becoming a leader in offering converged secure networks, improving our margins, improving our revenue from services, and controlling our expenses through cost effective research and development activities, reducing our core expenses and further reducing our non-customer facing sales and marketing expenses;

•                  our expectations about the financial performance of our joint venture with Huawei Technologies, Co. Ltd. including the joint venture’s future revenue;

•                  our ability to purchase a majority interest in our joint venture with Huawei Technologies Co. Ltd. in November 2005;

•                  both our and Huawei’s opportunity to purchase 100% of the joint venture following November 2006 through a bid process;

•                  our ability to maintain a strong balance sheet by focusing on rapid working capital turnover, minimum non-core asset investments;

•                  possible uses of the cash on our balance sheet, including selective acquisitions, purchasing shares of our stock and acquiring a majority interest in our joint venture with Huawei Technologies, Co. Ltd.; and

•                  dilution from our outstanding stock options and the effect of our anticipated acquisition of TippingPoint.

These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including the following: possible fluctuations in the demand for our products and in economic conditions affecting the markets for our products; our ability to successfully manage costs and expenses; possible delays or inability to collect accounts receivable; technological changes and trends in the networking sector; possible development or marketing delays relating to our product offerings, TippingPoint’s product offerings or the product offerings of the Huawei-3Com joint venture; delays relating to our ability to integrate TippingPoint’s products with ours; our ability to plan and forecast channel and company inventory; possible defects in our product offerings, TippingPoint’s product offerings or the product offerings of the Huawei-3Com joint venture; the introduction of new products by competitors or entry of new competitors into the markets for our products, the markets for TippingPoint’s products or the markets for the products of the Huawei-3Com joint venture; expected volatility in our stock price; the possibility of legal disputes; and risks related to our anticipated acquisition of TippingPoint.  A detailed discussion of other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in 3Com’s most recent filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended May 28, 2004 and Quarterly Report on Form 10-Q for the period ended November 26, 2004. We undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of these statements.

[LOGO]

Industry Trends

3Com is oriented toward the growth areas in the Networking Industry

[LOGO]

Modest IT Growth

Overall IT Spending - US

[CHART]

•                  Overall modest growth

•                  High growth areas – Security and Voice

Source: In-stat / MDR, 10/04

Managed Switching, with growth technologies

10/100	GIG

[CHART]	[CHART]

10G	Total 10/100/Gig (2x scale)

[CHART]	[CHART]

Source: Dell Oro                 $’s in millions

Growth Area - Security

[CHART]

Secure Networks	In Line IPS

[CHART]	[CHART]

Market share data from Dell Oro, Synergy, Incidents reported to CERT a government funded organization at Carnegie Mellon

Growth Area - Voice

[CHART]

VOICE

[CHART]

Market share data from Dell Oro, Synergy, IPT / TDM data from Synergy Research Group

[LOGO]

Enterprise Strategy and Execution

Delivering secure converged networks through value focused decisions

[LOGO]

Summary Approach

3 key enterprise penetration factors required sequential initiation

Establish Broad product line with compelling solutions for medium to Large enterprises

Develop enterprise class service and support offerings

Improve routes to market

3Com’s Expansion into the Enterprise

Enterprise Growth

Switch 8800

Switch 3200
Switch 3870

NBX V3000
Convergence App Suite
Convergence Cntr Client
IP Conference
IP Contact Center
Switch 7700

		VCX IP Telephony	WLAN AP 2750
		IP Messaging	WLAN WX 4400
		eXchange Call Cntr	WLAN Switch WX1200
WLAN Switch Manager
		AP 8200/8500/8700	11g Bridges
AP 8250/8750
		Tri-mode PC Clients	Router 6000
Router 3000DSL
Router 3000
Switch 4400		Router 5000	Security Switch 7245
	Switch 4200		Security Switch 7280
SS3 NBX	IntelliJack	Security Switch 6200
Network Director
SS3 Firewall	Network Supervisor	Network Administrator	Enterprise Mgmt System

2001	2002	2003	2004

	H-3C Products				H-3C Products
Solutions	Modular Core	Stackable Switch	IP Telephony	Wireless	Router	Security	Network Management

3Com Global Services Support Expansion into the Enterprise

Expanded Services

Partnerships
Professional Services
Maintenance

•Global Service Alliance

•Authorized Service Partner
Programs

•Network Design
•Voice Readiness
	•Wireless LAN	Survey	•Network Health Check
Site Survey
•Advanced NBX		•Voice Implementation	•Network Management
System	•Project	for VCX, UMS, and	Implementation
Installation	Management	Call Centers

High Availability Maintenance Services

2001	2002	2003	2004

Channel Transition

Past	End State

• Discount focused	• MDF structure with
incentive structure	technology programs

• Many SMB focused	• Select partners,
partners	specialized enterprise
partners

• Limited SI/SP	• Increasing SI/SP
relationships	focus (TPTI leverage)

• Channel push	• Channel and end
activities	user directed efforts

TippingPoint Has Developed A High Performance Next Generation Technology Platform To Address Internal Security Needs

Ultra-High
Performance			Application Protection
Custom Hardware

• 5 Gbps Throughput	UnityOne Intrusion Prevention Systems		Infrastructure Protection
• Switch-Like Latency
• 2M Sessions
• 250K Sessions/Second			Performance Protection
• Total Flow Inspection
• 64K Rate Shaping Queues
• 10K Parallel Filters

Filtering Methods

Signature	Protocol Anomaly	Vulnerability	Traffic Anomaly

Effective In-Line IPS Closes the Performance Gap

[CHART]

•                  Network Performance is Accelerated

•                  System Up-time is Maximized

•                  Emergency Patching Triage is Eliminated

•                  Plug-and-Play Operation

•                  No tuning required

Industry Analysts favorable view of TippingPoint

Gartner Magic Quadrant Enterprise F/W, IPS October 2004	Frost & Sullivan IDS/IPS Competitive Landscape June 2004

[CHART]	[CHART]

TippingPoint Has A Highly Differentiated Offering

Attributes	[LOGO]	[LOGO]	[LOGO]	[LOGO]	[LOGO]	[LOGO]
Custom ASICs	Y (FPGA)	8 Celerons	software	software	Y	Y

50Mbps - 5 Gbps	5 Gbps	2Gbps	1Gbps	500M	3Gbps	2Gbps

Switch-like latency	Y	N	N	N	Y	Y

Inline Attack Blocking	Y	Y(1)	Y(1)	Y	Limited	Limited

Bandwidth Management	Y	N	N	N	Y	N

DDoS SYN Flood Protection	Y	N	N	Y	Y	Y

DDoS Connection Rate Limits	Y	N	N	N	N	Y

Filter Method: Signature	Y	Y	Y	Y	Y	N

Filter Method: Protocol Anomaly	Y	Y	Y	Y	N	Limited

Filter Method: Vulnerability	Y	Y	Y	Limited	N	N

Filter Method: Traffic Anomaly	Y	Y	N	N	N	Limited

VoIP Protection	Y	N	N	N	N	N

(1)                                 Rarely deployed inline, usually as IDS

Synergies

•                  TippingPoint gains:

•                  Access to developed international channels on day one

•                  Established 2 tier channel structure in LAT, EMEA and APR

•                  Will address H-3C opportunities in China / Japan

•                  Ability to leverage products into the SMB space over time

•                  3Com’s networking heritage

•                  Strong hardware background to partner on integrated solutions

•                  3Com gains:

•                  Technology – IPS is leading edge security technology on a network level

•                  access to large enterprise – security is top of mind for large enterprise CIO’s

•                  critical component in the secure converged networks strategy

TippingPoint Financial Considerations

Steps toward valuing the purchase price:

•                  Financial due diligence

•                  Industry analysis

•                  Synergy valuation

•                  Technical due diligence

•                  Goldman Sachs Advisor

Deal Specifics:

Factor	Estimated Costs *
Total Purchase Price	$430M
Estimated TPTI cash balance	$(30M	)
Options Assumed	$(50M	)
Net Cash of $47 per outstanding share	$350M

* Final figures will vary based on actual exercised TPTI options

Financial Synergies:

•    Top line synergies through international reach (near term), SMB offering (mid term) and integration into core switching fabric (longer term)

•    Potential Limited cost savings in Supply chain, and G&A mitigation

[LOGO]

Financial Position

Past – streamline to core competencies

Future – Targeted growth

[LOGO]

Revenue and Net Income Trends

Periods prior to TPTI Acquisition

[CHART]

Operating Expense / Headcount Trends

[CHART]

Cash Trend

[CHART]

Financial Stability Relative to Peer Set

Based upon most recent published data

	Liquidity Performance				Operating Performance
	Cash and Short Term Investments	Total Debt (1)	Net cash	Quick Ratio	Inventory Turnover		Cash to Cash Cycle
	($mm)	($mm)	($mm)				(Days)
3Com	1,274	—	1,274	4.6	15.9	x	(19.1)
Cisco	17,727	128	17,599	1.3	7.0		43.9
Juniper (2)	1,547	49	1,498	2.3	NM		NM
Extreme	440	202	238	1.9	8.8		38.0
Foundry	620	—	620	5.0	4.4		101.7
Enterasys	148	—	148	1.0	6.2		24.9
F5	222	—	222	3.4	32.0		15.5

Source: Company filings

(1) Adjusted for minority interest.

(2) Operating performance data for Juniper not meaningful as the company does not hold any inventory.

3Com will drive to profitability

Cash and P&L Profitability

Top Line Growth:	Margin Improvement:	Opex Control:

• Gain back share in competitive switching space	• Absolute $’s through core products	• Reduce core expenses without impacting customer facing resources

• Leverage strong TPTI position in secure networks	• High margin % overlay through solutions	• Cost effective R&D (H-3C)

• Grow service Revenue stream	• High margin security services

Value of the Huawei – 3Com JV

•                  Benefits to 3Com:

•                  Access to Chinese Market

•                  Modular Core and routing products

•                  Reduced cost R&D

•                  Earnings participation in carrier space through JVCO sales to Huawei

•                  Financial impacts to 3Com:

•                  Initial investment $160M for 49% ownership interest

•                  CYTD 2004 performance:

•            Revenue – $175M, Margin – $69M

•                  On track for $250M calendar 2004 revenue guidance

•                  Profitability improving

•                  Future Options

•                  51% ownership interest in November 2005 for a not to exceed price of $28M

•                  100% ownership option at November 2006 through a bid process

JV Results

Additional Financial Data

Huawei-3Com Joint Venture

($ in thousands)

	CY 2004 (a)
	Quarter Ended
	03/31/04	06/30/04	09/30/04	YTD

Revenue	$46,030	$62,700	$65,880	$174,610

Gross Margin	17,861	24,590	26,178	68,629
• As a % of revenue	38.8%	39.2%	39.7%	39.3%

Net Loss (b)	(796)	(5,239)	(4,712)	(10,747)

3Com Equity in Net Loss	$(390)	$(2,567)	$(2,309)	$(5,266)

Notes:

(a)                                  The Huawei-3Com Joint Venture (H-3C) reports on a calendar years basis.  H-3C was formed and commenced operations in November 2003.

(b)                                 In determining 3Com’s share of H-3C’s net income or loss, certain adjustments to H-3C’s reported results are required.  Such adjustments are made primarily to defer H-3C’s sales and gross profit related to products sold to 3Com that remained in 3Com’s inventory at the end of H-3C’s accounting period, and to recognize amortization expense associated with Huawei’s contributed intangible assets.  Net loss shown above reflects amortization expense of $7.8 million per quarter.

Balance Sheet - Cash and Dilution

•                  3Com will continue to maintain a strong balance sheet

•                  Maintain a healthy cash position

•                  Minimum non core asset investment (such as real estate)

•                  Focus on rapid working capital turnover

•                  Potential uses of cash

•                  Additional H-3C ownership interest

•                  Share buyback programs

•                  Selective acquisitions

•                  Dilution

•                  Options outstanding continue to be reduced down an additional 23% in CY 2004 through the November period end (balance = 56M)

•                  TPTI acquisition will add approximately 13-18MM options – stock component of the purchase price

Additional Investor Notices

TippingPoint will file a proxy statement and other documents regarding the proposed transaction described in this press release with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIPPINGPOINT AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of TippingPoint seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by TippingPoint with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to William Murphy at 512-681-8320.

TippingPoint’s directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from the TippingPoint stockholders in connection with the proposed transaction. Information about TippingPoint’s directors and officers can be found in TippingPoint’s Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other documents regarding the proposed transaction when they become available